HSBC Funds
HSBC Advisor Funds Trust

(Collectively the “Funds”)

Supplement Dated April 20, 2015
to the Statements of Additional Information (“SAIs”) Dated February 27, 2015

Effective March 31, 2015, SunGard Investor Services, LLC serves as the transfer agent to the Funds. As a result, the following changes are being made to the Funds’ SAIs:

The second paragraph under the “ADMINISTRATOR AND SUB-ADMINISTRATOR” section of the SAIs is replaced with the following:

Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trusts and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting services. The Administrator and Citi provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The paragraph under the “TRANSFER AGENT” section of the SAIs is replaced with the following:

Under a Transfer Agency Services Agreement, SunGard Investor Services, LLC acts as transfer agent (“Transfer Agent”) for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trusts. The principal business address of SunGard Investor Services, LLC is 3435 Stelzer Road, Columbus, OH 43219.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE